SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 8, 2008
Haights Cross Communications, Inc.

(Exact Name Of Registrant As Specified In Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

333-109381	13-4087398

(Commission File Number)	(I.R.S. Employer Identification No.)

10 New King Street, White Plains, New York	10604

(Address of Principal Executive Offices)	(Zip Code)
(914) 289-9400

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On October 8, 2008, Haights Cross Communications, Inc. (the “Company”) entered into Amendment No. 2 (“Amendment No. 2”) to the Shareholders Agreement, dated as of August 10, 2007 and as amended on January 29, 2008 (the “Shareholders Agreement”), by and among the Company and the investors listed therein (the “Investors”). The Shareholders Agreement provides each Investor with a right to purchase its pro rata share of any proposed sale of additional securities on the same terms and conditions as offered to third parties. Amendment No. 2 amends the Shareholders Agreement to provide that this preemptive right shall be inapplicable with respect to 36,526 shares of common stock of the Company issued or issuable in connection with, or upon the exercise of, options or other awards granted or to be granted to directors or certain of their affiliates.
The above discussion of Amendment No. 2 is qualified in its entirety by reference to the text thereof, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Effective October 8, 2008, the Company amended and restated its Second Amended and Restated Certificate of Incorporation of the Company, as amended (the “Existing Charter”) by filing the Third Amended and Restated Certificate of Incorporation of the Company (the “Third Amended and Restated Charter”). Certain provisions of the Existing Charter were amended or restated to provide for the following:
•	Addition of Section C “Reclassification” to Article IV, which ratifies and confirms the Company’s reclassification of its common stock and preferred stock that occurred on August 10, 2008 (the “Recapitalization”) by further reclassifying all shares of each and every class and series of capital stock of the Company outstanding immediately prior to the filing of the Third Amended and Restated Charter into shares of new Common Stock as reflected on the Company’s stock ledger, which ledger reflects the ownership of the Company based upon the effectiveness of the Recapitalization; and

•	Addition of a new Article VIII, which makes explicit the Company’s ability to provide certain indemnification rights and advancement of expenses to its directors, officers and agents in excess of the indemnification and advancement otherwise permitted by Section 145 of the General Corporation Law.
The above discussion of the Third Amended and Restated Charter is qualified in its entirety by reference to the text thereof, a copy of which is attached as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
3.1	Third Amended and Restated Certificate of Incorporation of Haights Cross Communications, Inc., dated October 8, 2008

10.1	Amendment No. 2 dated October 8, 2008 to Shareholders Agreement dated August 10, 2007, as amended on January 29, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2008	HAIGHTS CROSS COMMUNICATIONS, INC.
	By:	/s/ Mark Kurtz
		Name:	Mark Kurtz
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
3.1	Third Amended and Restated Certificate of Incorporation of Haights Cross Communications, Inc., dated October 8, 2008

10.1	Amendment No. 2 dated October 8, 2008 to Shareholders Agreement dated August 10, 2007, as amended on January 29, 2008